Exhibit 99.1

November 9, 2023 Strategic Update Presentation Associated Banc - Corp

1 Forward - Looking Statements Important note regarding forward - looking statements: Statements made in this presentation which are not purely historical are forward - looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward - looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or simila r expressions. Forward - looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward - looking statements. Factors which may cause actual results to differ materially from those contained in such forward - looking statements include those identified in the Company’s most recent Form 10 - K and subsequent Form 10 - Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non - GAAP Measures: This presentation includes certain non - GAAP financial measures. These non - GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non - GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non - GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Our Foundation

3 Commercial & Business Lending 37% Commercial Real Estate 24% Consumer 39% Corporate & Commercial Specialty 28% Community, Consumer & Business 57% Risk Mgmt & Shared Services 15% Established in 1861, Associated Banc - Corp is the largest bank holding company based in Wisconsin 2 Associated Banc - Corp (NYSE: ASB) 1 $42B Assets $30B Loans $4B Equity $32B Deposits Average Loans Average Deposits 1 All figures as of or for the quarter ended September 30, 2023 unless otherwise noted. 2 Based on assets as of June 30, 2023. 3 Projected pro forma branch count at year - end 2023 based on regulatory filings. 4 This is a non - GAAP financial measure. See appendix for a reconciliation of non - GAAP financial measures to GAAP financial measur es. 11.67% ROATCE 4 196 Branches 3 9.55% CET1 Ratio 0.80% ROAA

4 Our Strong Foundation We’ve strengthened our company over time by mitigating risk and prioritizing the customer experience Strengthened Credit Risk Profile Enhanced Liquidity & Interest Rate Risk Management Sharpened Customer Experience Focus ▪ Replaced high - risk portfolios with lower - risk assets ▪ Prime/super prime consumer portfolios ▪ Geographically anchored in stable Midwest markets ▪ Diversified CRE portfolio with limited urban office exposure ▪ Adopted annual capital stress testing and concentration management controls ▪ Achieved 100% secured funding ratio 1 ▪ Increased FHLB capacity ▪ Recruited talent for liquidity stress testing and A/L management roles ▪ Added target metrics for repricing gap and asset sensitivity ▪ Implemented balance sheet hedging strategy ▪ 90% top - box satisfaction with the branch channel 2 ▪ 3 - year high in top - box satisfaction with the digital channel 2 ▪ Relationship - focused growth in mass affluent, wealth and commercial businesses ▪ Net customer growth forecasted in both consumer and business 1 Reflects total funding available within one business day. Estimated based on normal course of operations with the Fed & FHLB. 2 Based on quarterly top box customer satisfaction scores from internal transactional surveys. Data as of 3Q 2023.

5 Proactive Expense Management ASB’s year - over - year expense growth has finished below the peer median in nine of the past ten years 1 Data sourced from S&P Capital IQ Pro . Peer median reflects median of ASB’s 2023 proxy peer group. YoY Noninterest Expense Growth Trends 1 - 0.2% 0.2% 2.2% 0.9% 0.6% 16.0% - 3.7% - 2.4% - 8.3% 5.3% 2.9% 6.9% 5.1% 6.1% 7.4% 4.9% 5.4% 6.0% 1.8% 6.9% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ASB Peer Median Includes acquisition - related costs from Bank Mutual acquisition

Strategic Plan Phase 1 Launched September 2021

7 Our People - Led, Digitally Enabled Strategic Plan Launched in Sept. 2021, our strategic plan was designed to attract & deepen relationships, enhance profitability ▪ RM Growth ▪ Asset - Based Lending ▪ Equipment Finance ▪ Auto Finance ▪ Full Relationship Commercial ▪ Mass Affluent ▪ Product Enhancements ▪ Digital Sales ▪ New Online/Mobile Platform ▪ Account Opening Upgrade ▪ AI - Driven Tools ▪ Front Line Support Enhanced our Lending Capabilities Expanded our Deposit Capabilities Invested in Digital Transformation Loan Growth Outperformance vs. Industry Core Customer Deposit Growth Outperformance vs. Industry 3 - Year High in Digital Banking Customer Satisfaction 1 1 Based on quarterly top box customer satisfaction scores from internal transactional surveys. Data as of 3Q 2023.

8 Successful execution of our lending initiatives has provided additional versatility to drive balanced growth Broad - Based Loan Growth EoP Loan Change (3Q 2021 to 3Q 2023) Asset - Based Lending Vertical Launched Equipment Finance Vertical Launched Prime/Super - Prime Auto Finance Vertical Launched Exited TPO Mortgage Business +34% Commercial RMs March 2021 – September 2023 ($ in billions) Auto Finance, Home Equity & Other Consumer $0.9 $2.9 $7.6 $8.8 $6.1 $7.3 $9.0 $11.2 $23.6 $30.2 3Q 2021 3Q 2023 Commercial & Business Lending Commercial Real Estate Residential Mortgage +28%

# Relationship-Focused Deposit Growth

**Our strong customer deposit growth in 3Q was driven by our efforts to attract & deepen customer relationships**

## Expanded Commercial Capabilities

## Modernized Digital Banking Experience

## Upgraded Product & Service Offerings

## Launched Mass Affluent Strategy

## Introduced "Champion of You" Brand Strategy

### EoP Deposit Change (2Q 2023 to 3Q 2023)

($ in millions)

***Total Deposits***
***+$109mm***

***Core Customer Deposits[1]***
***+$527mm (+2%)***


Customer CDs
$422
Interest-Bearing Demand
$399
Savings
$59
$(143)
Noninterest-Bearing Demand
$(211)
Money Market

***Network & Brokered Deposits***
***$(418mm) (-8%)***


Network Transaction Deposits
$49
$(467)
Brokered CDs

[1] This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits.

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10 We’re leveraging agile frameworks & customer feedback to more quickly deliver custom digital solutions Invested in Digital Transformation Launch of Associated Bank Digital Debit Card Controls AI - led Financial Wellness and Personal Insights Digital Account Opening Upgrades ▪ Cloud - based platform with 99.9% uptime ▪ Open architecture ▪ Improved security and self - service controls ▪ Fast, simplified & intuitive experience ▪ Flexible platform structure ▪ More robust risk controls In - Branch Account Opening Optimization ▪ Launched April 2023 ▪ Launched July 2023 Associated Bank Money Monitor ▪ Rollout targeted for 1Q 2024

Our Next Chapter

# 2024-2025 Strategic Themes

**The second phase of our strategic plan pairs organic initiatives with a targeted balance sheet repositioning**

## Continuation of People-Led, Digitally Enabled Strategy

### 1 Diligent Expense Control

**Identified $25 million to $30 million in expense reductions for 2024**

- **3% reduction in workforce** completed on November 8, 2023
- Discretionary spending reduced
- Vendor contract review completed
- **14 total branch closures** between November 2023 and March 2024

### 2 Reinvestments in People, Products & Technology

**Reinvesting expense savings** to build on our growth strategy:

- Multiple **key leadership roles filled** in 4Q 2023
- **Expect to add 20+ commercial RMs across all markets**, with four already hired
- **Decreasing annual mortgage production** by nearly $2 billion in 2024 (vs. 2022)
- Multiple **deposit initiatives and digital upgrades** launched or in process in consumer & wealth

## Inorganic Transaction

### 3 Balance Sheet Repositioning

**Accelerating the financial impact** of our organic strategy by disposing of legacy low-yielding assets and high-cost funding

- **Sold ~$0.8 billion in securities**
- **Agreed to sell ~$1 billion in mortgage loans**
- Proceeds used to **pay down FHLB advances** and **reinvest in securities** at higher rates

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13 One - Time Expense from New Initiatives Estimated for 4Q 2023 We’ve identified and executed expense cuts with a $25 million to $30 million impact in 2024 The Enabler: Diligent Expense Control Estimated Noninterest Expense $747 2022 2023E 2024E NIE One-Time Expense NIE is expected to grow by 3% - 4% YoY in 2023 and 2024, excluding one - time expenses +3% - 4% +3% - 4% ($ in millions) 2024 Expense Reductions x 3% reduction in workforce x Branch consolidations x Discretionary spending x Vendor contract review ~$5 million $25 million to $30 million 1

14 Attracting and retaining high - quality talent continues to be a key driver of our strategic plan Private Wealth Commercial Banking Business Banking ▪ Jayne Hladio joined the bank as president of private wealth ▪ With over 30 years of experience, Hladio is expected to play an influential role in advancing private wealth, mass affluent and digital strategies ▪ Neil Riegelman joined the bank as our commercial banking segment leader in Milwaukee and Madison ▪ With over 20 years of experience, Riegelman is expected to oversee relationship development ▪ Expect to hire 20+ commercial RMs across all markets by 2025, with four already hired ▪ New commercial banking group leader reporting to John Utz expected to be announced by December 1st ▪ Gus Hernandez transitioned to the role of SVP, director of business banking ▪ With over 35 years of experience, Hernandez brings a unique skillset bridging our retail, small business and commercial strategies Neil Riegelman Jayne Hladio Gus Hernandez Moves Already Made in 4Q 2023 Bolstering Talent in Key Areas 2

15 ▪ Actively recruiting for 6 RMs across core metro markets in 2024 ▪ Planning to add 3 RMs to Asset - Based Lending team in 2024 New commercial banking group leader expected to be announced by December 1, 2023 ▪ Hired Neil Riegelman as commercial banking segment leader ▪ Planning to hire 3 additional team members in 2024 Milwaukee / Madison ▪ Actively recruiting for 5 additional RMs in 2024 ▪ Plan to hire up to 6 business bankers and 2 private bankers to support growth Twin Cities ▪ Hired new market president (Shawn McCutcheon) in 2023 ▪ Plan to hire 3 additional RMs in 2024 ▪ Plan to hire additional private bankers and TM personnel to support growth St. Louis Commercial Banking Expected Cumulative Incremental Balance Growth 1 2024 (est.) 2025 (est.) Loans $250mm+ $750mm+ Deposits $150mm+ $475mm+ Deepening Relationships in our Core Footprint 2 ▪ Plan to hire 3 additional RMs in 2024 Chicago 1 Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

# 2 Evolving our Consumer Lending Strategy

**We are intentionally moderating growth in our low-yielding residential mortgage business**

- After exiting third-party originated (TPO) mortgage lending in 1Q 2023, we are making several other changes to our mortgage strategy:
  - Limiting construction lending to customers with Associated Bank deposit relationships
  - Focusing portfolio lending to private wealth, mass affluent and CRA customers only
  - Emphasizing saleable mortgage loans to continue serving our communities while maintaining capacity for more profitable loan growth in other areas
- We expect to reduce outstanding mortgage balances by $600 million by year-end 2025 through paydowns and lower new originations booked to portfolio

## 3Q 2023 Average Loan Portfolio



3.39%
Avg. Yield
Residential
Mortgage
29%
Total
Loans
All Other
Loans
71%

## Projected Mortgage Production Trends

| | |
|---|---|
| 2022 | ~$2.9 billion |
| 2023 (est.) | ~$1.2 billion |
| 2024 (est.) | ~$1 billion |
| 2025 (est.) | ~$1 billion |
| 2024 (est.) vs. 2022 | ~($1.9 billion) |

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# 2 Enhancing the Customer Experience with Digital

**We are continuing to make digital-forward investments to deliver a better experience for our customers**

## Digital Roadmap Updates

- With 11 major customer-facing upgrades since launching our platform in Fall 2022, our quarterly cadence of enhancements planned for 2024 includes:
  - A.I. enabled chatbot (“Adie”)
  - Omnichannel branch sales platform
  - Personalized digital marketplace
  - Private wealth client experience
  - Credit score & identity protection
  - Advanced digital security center



## Building on our Strong Momentum

| 20% ↑ | 17% ↓ | 90% | 3-Year High |
|---|---|---|---|
| Consumer Checking Household Acquisition *3Q 2022 to 3Q 2023* | Consumer Checking Household Attrition *3Q 2022 to 3Q 2023* | Top-Box Satisfaction with Branch Channel[1] *3Q 2023* | Top-Box Satisfaction with Digital Channel[1] *3Q 2023* |

[1] Based on quarterly top box customer satisfaction scores from internal transactional surveys.

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# 2 Accelerating Core Customer Deposit Growth

**We plan to generate incremental deposits through relationship-focused strategies that grow our customer base**

***Our relationship-focused initiatives…***

**Expanding commercial RM base** and presence in metro markets

**Upstreaming customers** into mass affluent and private wealth

**8 new product enhancements** across all LOBs

**Quarterly digital upgrades** that improve acquisition, attrition and deepening

**Shifting marketing spend** toward acquisition and deepening

**20+ new marketing tactics & channels**

Data & analytics enhancements driving **improved models, offers & personalization**

***…are expected to drive customer growth and incremental deposit balances***

| | 2016 – 2022 | 2023 (est.) | 2024 (est.) | 2025 (est.) |
|---|---|---|---|---|
| ***Annual Household Growth*** | (1% - 3%) | 0% | +1.5% | +3% |
| ***Expected Cumulative Incremental Deposit Balances[1]*** | - | - | +$1 billion | +$2.5 billion |

[1] Incremental deposit growth expected above our standard run rate, which is impacted by market conditions.

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19 Our organic plan builds on our momentum while adhering to the foundational strengths that got us here Expected Benefits of Organic Plan Transitions our Balance Sheet into Higher Return Businesses Creates an Earnings Tailwind by Consistently Growing our Customer Base Maintains our Strong Foundation of Expense Discipline and Investment Decisioning Retains a Disciplined Credit Approach by Growing in Existing Businesses Funds our Balance Sheet ▪ Cumulative incremental deposit balance growth 1 of $2.5 billion by year - end 2025 ▪ Cumulative incremental commercial loan growth 1 of $750 million by year - end 2025 ▪ Reduction of $600 million in outstanding mortgage loans by year - end 2025 ▪ Run rate of 3% customer household growth by 2025 1 Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

Balance Sheet Repositioning Transaction

21 A balance sheet repositioning enhances our ability to drive improved liquidity & profitability ▪ We are currently overweight in low - margin and low - risk assets ▪ The primary asset class that contributes to this is Residential Mortgage with ~$8.8B in assets Assets ▪ Long standing reliance on wholesale deposit funding has been exacerbated by recent market conditions ▪ To fund our organic growth plan, we plan to outperform the market in deposit growth ▪ In addition to our core deposit initiatives, this transaction enables us to manage wholesale funding within our desired target operating levels Liabilities To address these challenges and support our organic plan, we have announced a transaction that increases our wholesale funding capacity Repositioning our Balance Sheet 3

22 1 All figures shown are approximations unless otherwise noted. 2 Transaction expected to close before year - end 2023. 3 Reflects transaction pricing as of 11/9/2023. We’ve sold ~$0.8 billion in securities and have agreed to sell ~$1 billion in loans Total Assets $1.8B Total Loan Sales Agreement 2 $1.0B in ARMs Wtd. Avg. Yield 3.72% Total Securities Sold $0.8B in AFS securities Wtd. Avg. Yield 2.60% Estimated One - Time Loss 3 $157M (4Q 2023) Use of Proceeds Repay $0.9B of FHLB advances & reinvest into $0.7B of securities & cash Transaction Summary 1 3

23 We plan to pay down $0.9 billion of FHLB advances & reinvest $0.7 billion in securities at current rates $3.7 $2.8 $0.9 3Q 2023 Actual 3Q 2023 Pro Forma FHLB Advance Reduction Pay Down FHLB Advances Securities & Cash Reinvestment GNMA 86% Cash 14% Total Reinvestment $732M ( ) ($ in billions) Use of Proceeds 3 ▪ Yield of 6.02% ▪ Duration of 3.1 years

24 94.0% 90.8% 3.2% 3Q 2023 Actual 3Q 2023 Pro Forma 2.71% 2.71% 0.16% 2.87% 3Q 2023 Actual 3Q 2023 Pro Forma 1 Wholesale Funding includes all wholesale borrowings + brokered and network deposits. 2 Reflects total funding available within one business day. Estimated based on normal course of operations with the Fed & FHLB. 23.3% 21.7% 1.7% 3Q 2023 Actual 3Q 2023 Pro Forma Loan Sales Loan to Deposit (LTD) Ratio Wholesale Funding / Total Assets 1 FHLB Advance Reduction $7.6 $7.6 $0.5 $8.2 3Q 2023 Actual 3Q 2023 Pro Forma Secured Liquidity 2 Net Interest Margin ( ) ( ) + + ($ in billions) This transaction enables us to reduce wholesale funding while enhancing liquidity & profitability Key Benefits of Transaction 3

25 $1.9 $2.9 $2.9 $8.2 $8.8 $7.8 $6.8 $7.3 $7.3 $10.2 $11.2 $11.2 $7.2 $8.4 $8.3 $3.8 $3.1 $3.1 $38.0 $41.6 $40.6 3Q 2022 3Q 2023 3Q 2023 Pro Forma Repositioning enables us to accelerate our organic strategy by disposing of low - yielding, long - duration assets EoP Total Assets Impact ($ in billions) Commercial & Business Lending Loans Commercial Real Estate Loans Residential Mortgage Loans Auto Finance, Home Equity & Other Consumer Loans Other Assets Securities + Cash Other Pro Forma Impacts 3 Common Equity Tier 1 (CET1) Ratio Impact 9.55% 9.25% 0.30% 3Q 2023 Actual 3Q 2023 Pro Forma ( ) Our CET1 Ratio is expected to remain well within our 9.00% - 9.75% target range

26 Summary of Balance Sheet Repositioning Benefits Improves capacity for organic loan growth, unlocking benefits of strategic plan Reduces reliance on wholesale funding, improving overall liquidity position Enhanced capital generation driven by improved earnings profile Efficient use of capital to reduce exposure to low - yielding, longer - duration assets Improves overall yield of earning assets

27 Medium - Term Operating Targets 3.00%+ Net Interest Margin Mid - Teens ROATCE 55% - 60% Efficiency Ratio <0.35% NCOs / Avg. Loans We are refreshing our operating targets to account for our organic initiatives and balance sheet repositioning Positive Operating Leverage

Appendix

29 Reconciliation and Definitions of Non - GAAP Items 1 This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate finan cia l condition and capital strength. End of Period Core Customer Deposits Reconciliation ($ in millions) 6/30/2023 9/30/2023 Total deposits $32,014 $32,123 Brokered CDs (3,818) (3,351) Network transaction deposits (1,601) (1,649) Core customer deposits $26,595 $27,123 Average Tangible Common Equity Reconciliation 1 ($ in millions) 3Q 2023 Common equity $3,938 Goodwill and other intangible assets, net (1,149) Tangible common equity $2,789